UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 17, 2022

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2140 Lake Park Blvd.

Richardson, Texas 75080

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (972) 497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Executive Officer Appointment

On March 22, 2022, the Board of Directors (the “Board”) of Lennox International Inc. (the “Company”) appointed Alok Maskara as President and Chief Executive Officer (“CEO”), effective on May 9, 2022.

Mr. Maskara, age 51, has served for five years as Chief Executive Officer of Luxfer Holdings PLC (“Luxfer”), an international industrial company focused on advanced materials. Prior to Luxfer, Mr. Maskara served for nearly a decade as president of several global business units at Pentair PLC, a leading provider of water treatment and sustainable applications, including the former Technical Solutions segment with over $2 billion in revenue. Mr. Maskara also previously held various leadership positions at General Electric Corporation and McKinsey & Company.

There are no arrangements or understandings between Mr. Maskara and any other persons pursuant to which he was selected as CEO. There are also no family relationships between Mr. Maskara and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Compensation of Chief Executive Officer

The Board approved Mr. Maskara’s compensation in connection with his new role, which includes an annual base salary of $1,034,000. In addition, Mr. Maskara:

•	will participate in the Company’s short-term incentive program with a target of 120% of base salary;

•	will receive an annual perquisite allowance of $30,000;

•	will receive a sign-on cash award of $1,000,000, subject to a two-year clawback for voluntary departure without good reason or termination for cause;

•

will receive long-term incentive awards in the form of: (1) restricted stock units (“RSUs”) with a grant date value of $1,000,000, with one-half of the RSUs vesting 12 months after Mr. Maskara’s commencement of employment and the remaining one-half of the RSUs vesting 24 months after Mr. Maskara’s commencement of employment; and (2) performance share units (“PSUs”) with a grant date value of $2,000,000, which will vest on December 31, 2024 based on the applicable PSU performance goals. These long-term incentive awards will be subject to the terms and conditions set forth in the Company’s 2019 Equity and Incentive Compensation Plan (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 24, 2019) and the Form of Long-Term Incentive Award Agreement for U.S. Employees – Vice President and Above (filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K filed on February 18, 2020);

•	entered into an employment agreement, which sets out the duties and obligations of employment and upon termination, and provides for the receipt of severance in certain circumstances;

•	entered into an indemnification agreement, which sets forth the terms of the Company’s contractual obligation to provide indemnification, advance expenses, and provide insurance; and

•

entered into a change in control agreement, which describes the duties and obligations of the Company and Mr. Maskara upon a change in control event and provides for the receipt of severance in certain circumstances.

The foregoing descriptions of Mr. Maskara’s employment agreement, indemnification agreement, and change in control agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements which are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Resignation of Chairman of the Board and Chief Executive Officer

As previously reported, on July 8, 2021, Todd M. Bluedorn, Chairman of the Board and CEO of the Company, advised the Board that he intended to resign by mid-2022. Mr. Bluedorn tendered his resignation on March 17, 2022, effective on March 23, 2022.

Election of Chairman of the Board and Interim Chief Executive Officer

The Board elected Todd J. Teske as Chairman of the Board and Interim President and Chief Executive Officer (“Interim CEO”) of the Company, effective March 23, 2022. Mr. Teske will serve as Interim CEO until Mr. Maskara begins his employment with the Company on May 9, 2022.

Mr. Teske, 57, has served as Lead Independent Director of the Board since 2015 and as a member of the Board since 2011. As a member of the Board, Mr. Teske has served as Chair of the Board Governance Committee and as a member of the Audit, Public Policy, and Compensation and Human Resources Committees. While serving as Interim CEO, Mr. Teske will not serve as a member of any of the Board committees.

The Board has approved a monthly base salary of $150,000, inclusive of travel and living expenses, in connection with Mr. Teske’s compensation as Interim CEO. Mr. Teske will continue to receive the annual retainer of $105,000 for his service as a director. Upon the completion of his service as Interim CEO, Mr. Teske will receive an annual Board Chairman fee of $132,500 in connection with his service as Chairman of the Board.

There are no arrangements or understandings between Mr. Teske and any other persons pursuant to which he was selected as Interim CEO. There are also no family relationships between Mr. Teske and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

A copy of the press release issued by the Company on March 23, 2022 announcing Mr. Maskara’s appointment, Mr. Bluedorn’s resignation, and Mr. Teske’s appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Employment Agreement entered into between LII and Alok Maskara (filed herewith).

10.2	Indemnification Agreement entered into between LII and Alok Maskara (filed herewith).

10.3	Change in Control Agreement entered into between LII and Alok Maskara (filed herewith).

99.1	Press release dated March 23, 2022 (furnished herewith).*

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*

The information contained in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: March 23, 2022

	By:	/s/ John D. Torres
	Name:	John D. Torres
	Title:	Executive Vice President, Chief Legal Officer and Secretary